Exhibit 99.1

DraftKings Announces Leadership Changes to Increase Focus on Operational Efficiencies

Jason Park to Become Chief Transformation Officer, Alan Ellingson to be Elevated to Chief Financial Officer

Boston, MA – March 18, 2024 — DraftKings Inc. (Nasdaq: DKNG) (“DraftKings” or the “Company”) today announced that Jason Park, DraftKings’ Chief Financial Officer, will become the Company’s Chief Transformation Officer, effective as of May 1, 2024. In this newly created role, Mr. Park will lead initiatives to deploy cutting edge technologies to capture additional operating efficiencies as well as oversee the integration of the proposed acquisition of Jackpocket Inc. (“Jackpocket”). Alan Ellingson, DraftKings’ Senior Vice President, Finance and Analytics, will be elevated to Chief Financial Officer, effective as of May 1, 2024. Mr. Ellingson will continue to enhance shareholder value over time by driving the Company towards its financial objectives.

“I have asked Jason Park to take on a new role at DraftKings to address and capture large efficiency opportunities that I expect will generate significant incremental profitability over the coming years,” said Jason Robins, Chief Executive Officer and Co-Founder of DraftKings. “Jason’s unique skill set, based on his accomplishments over the last five years as our Chief Financial Officer and 11 years as a private equity Operating Partner, will allow us to further improve how we operate. In addition, I’m confident he will unlock the benefits of our proposed acquisition of Jackpocket following its closing to strengthen DraftKings’ position in U.S. online gaming. There are also potentially transformational AI applications on the horizon that could change the way businesses operate and serve their customers to create potential long-term advantages.”

Mr. Park joined DraftKings as Chief Financial Officer in June 2019 and oversaw the Company’s transition to the public markets. During his tenure as Chief Financial Officer, DraftKings’ revenue grew from $323 million in 2019 to $3,665 million in 2023. The Company also produced positive Adjusted EBITDA in the second and fourth quarters of 2023 due in part to Mr. Park’s leadership of operational efficiency programs. In addition, from the Company’s initial trading day on July 25, 2019, through March 15, 2024, the Company’s stock price increased more than 325%.

“I am thrilled to take on this new role which tackles several significant opportunities to improve how we operate and taps into my passion for building great and highly efficient companies,” said Jason Park. “Alan is perfectly suited to seamlessly step into the Chief Financial Officer role as an established company leader with deep credibility across the entire organization. I look forward to assisting with this transition and continuing to deliver value for our shareholders. We will provide more information on the transformation program during our next earnings call.”

Alan Ellingson joined DraftKings in 2020 and currently serves as the Company’s Senior Vice President, Finance and Analytics. For the past four years, Mr. Ellingson has worked closely with Mr. Park to develop a world-class finance and accounting organization, which includes building the forecasting capabilities that support the creation, tracking and ongoing refresh of the Company’s multi-year financial objectives.

Jason Robins added, “I am very excited to elevate Alan Ellingson to Chief Financial Officer and have him continue to lead the Company on the very clear path that we have laid out. Alan has been with DraftKings for more than four years, has extensive experience across our finance and analytics teams, and most importantly, deeply understands our core value drivers and focus on maximizing shareholder value.”

“We have built a world class finance organization, and I look forward to expanding my leadership role with the team,” said Alan Ellingson, incoming Chief Financial Officer. “In addition, I look forward to working closely with Jason Robins to deliver outstanding financial performance and generate incredible shareholder returns.”

About DraftKings

DraftKings Inc. is a digital sports entertainment and gaming company created to be the Ultimate Host and fuel the competitive spirit of sports fans with products that range across daily fantasy, regulated gaming and digital media. Headquartered in Boston and launched in 2012 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings is the only U.S.-based vertically integrated sports betting operator. DraftKings’ mission is to make life more exciting by responsibly creating the world’s favorite real-money games and betting experiences. DraftKings Sportsbook is live with mobile and/or retail sports betting operations pursuant to regulations in 27 states and in Ontario, Canada. The Company operates iGaming pursuant to regulations in five states and in Ontario, Canada under its DraftKings brand and pursuant to regulations in three states under its Golden Nugget Online Gaming brand. DraftKings’ daily fantasy sports product is available in 44 states, certain Canadian provinces, and the United Kingdom. DraftKings is both an official daily fantasy and sports betting partner of the NFL, NHL, PGA TOUR, and UFC, as well as an official daily fantasy partner of NASCAR, an official sports betting partner of the NBA and an authorized gaming operator of MLB. In addition, DraftKings owns and operates both DraftKings Network and Vegas Sports Information Network (VSiN), to provide a multi-platform content ecosystem with original programming. DraftKings is committed to being a responsible steward of this new era in real-money gaming with a Company-wide focus on responsible gaming and corporate social responsibility.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including statements about the Company, Jackpocket and their respective industries that involve substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release, including statements regarding guidance, DraftKings’ and Jackpocket’s consummation of the proposed transaction and future results of operations or financial condition, strategic plans and focus, user growth and engagement, product initiatives, and the objectives and expectations of management for future operations (including launches in new jurisdictions and the expected timing thereof), are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “confident,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “may,” “plan,” “poised,” “potential,” “predict,” “project,” “propose,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. DraftKings cautions you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. DraftKings has based the forward-looking statements contained in this press release primarily on its current expectations and projections about future events and trends, including the current macroeconomic environment, that it believes may affect its and Jackpocket’s business, financial condition, results of operations, and prospects. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside DraftKings’ and Jackpocket’s control and that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to, the outcome of any legal proceedings that may be instituted against DraftKings and Jackpocket following the announcement of DraftKings’ proposed acquisition of Jackpocket; the inability to complete DraftKings’ proposed acquisition of Jackpocket, including the failure to obtain the requisite approvals of applicable regulatory authorities or the failure to satisfy certain other conditions to closing in the merger agreement for the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause DraftKings’ proposed acquisition of Jackpocket to fail to close; the risk that DraftKings’ proposed acquisition of Jackpocket disrupts current plans or operations as a result of the announcement and consummation of the proposed transaction; the ability to recognize the anticipated benefits of DraftKings’ proposed acquisition of Jackpocket, which may be affected by among other things, competition and the ability of DraftKings and Jackpocket to manage growth and retain its key employees; costs related to the proposed transactions; DraftKings’ and Jackpocket’s abilities to execute their respective business plans and meet their respective projections; potential litigation involving DraftKings or Jackpocket; changes in applicable laws or regulations, particularly with respect to online gaming, digital lottery courier or similar businesses; general economic and market conditions impacting demand for DraftKings’ and Jackpocket’s products and services; economic and market conditions in the media, entertainment, gaming, lottery and software industries in the jurisdictions in which DraftKings and Jackpocket operates; market and global conditions and economic factors, as well as the potential impact of general economic conditions, including inflation, rising interest rates and instability in the banking system, on DraftKings’ and Jackpocket’s liquidity, operations and personnel, as well as the risks, uncertainties, and other factors described in “Risk Factors” in DraftKings’ filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that DraftKings makes from time to time with the SEC. The forward-looking statements contained herein are based on DraftKings management’s current expectations and beliefs and speak only as of the date hereof, and neither DraftKings nor Jackpocket makes any commitment to update or publicly release any revisions to forward-looking statements in order to reflect new information or subsequent events, circumstances or changes in expectations, except as required by law.

Contacts

Media:

media@draftkings.com

@DraftKingsNews

Investors:

investors@draftkings.com